SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 IMAGEMAX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

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    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 IMAGEMAX, INC.

                            1100 EAST HECTOR STREET
                                   SUITE 396
                             CONSHOHOCKEN, PA 19428

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of ImageMax, Inc. to be held on Wednesday, December 8, 1999 at 10:00 a.m, local time, at The Lee Park Building, Main Auditorium, 1100 East Hector Street, Conshohocken, Pennsylvania.

     The proposals for the annual meeting relate to:

          1. The election of two (2) directors to our board of directors;

          2. The approval of our 1997 Incentive Plan; and

          3. The approval of an amendment to our 1997 Incentive Plan to increase the number of shares of common stock available for awards under the plan.

     Our Annual Report on Form 10-K, as amended, for the year ended December 31, 1998 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999 accompany the proxy statement enclosed with this letter.

     We look forward to seeing you at the annual meeting. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.

                                          Sincerely,

                                          /s/ David C. Carney
                                          --------------------------------
                                          David C. Carney
                                          Chairman of the Board of Directors

                                 IMAGEMAX, INC.

                            1100 EAST HECTOR STREET
                                   SUITE 396
                             CONSHOHOCKEN, PA 19428

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 1999
                            ------------------------

To the Shareholders of
ImageMax, Inc.:

     The annual meeting of shareholders of ImageMax, Inc. will be held at The Lee Park Building, Main Auditorium, 1100 East Hector Street, Conshohocken, Pennsylvania on Wednesday, December 8, 1999 at 10:00 a.m., local time, for the following purposes:

          1. To elect two Class II directors to serve until the 2002 annual meeting of shareholders;

          2. To approve our 1997 Incentive Plan;

          3. To approve an amendment to our 1997 Incentive Plan to increase the number of shares of stock available for awards under the plan; and

          4. To transact any other business as may properly be brought before the annual meeting.

     Any action may be taken on the foregoing matters at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

     The board of directors has fixed the close of business on November 4, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting and at any adjournments or postponements of the annual meeting. Only shareholders of record of our common stock at the close of business on that date will be entitled to notice of and to vote at the annual meeting and at any adjournments or postponements of the annual meeting.

     Your attention is directed to the accompanying proxy statement for information regarding each proposal to be made at the annual meeting. Copies of our Annual Report on Form 10-K, as amended, for the year ended December 31, 1998 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999 are enclosed with this proxy statement.

     All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to complete and sign the enclosed proxy, and return it promptly to us. At any time prior to their being voted, proxies are revocable by delivering written notice to us in accordance with the instructions set forth in the proxy statement or by voting at the annual meeting in person.

SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Directors

                                          /s/ Andrew R. Bacas
                                          -------------------------------
                                          Andrew R. Bacas
                                          Secretary and Acting Chief Executive
                                          Officer

November 8, 1999
Conshohocken, Pennsylvania

                                 IMAGEMAX, INC.

                            1100 EAST HECTOR STREET
                                   SUITE 396
                             CONSHOHOCKEN, PA 19428

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 1999
                            ------------------------

                                PROXY STATEMENT

     This proxy statement has been prepared and is being distributed in connection with the solicitation by the board of directors of ImageMax, Inc. of proxies in the enclosed form for use at our annual meeting of shareholders to be held on Wednesday, December 8, 1999, at 10:00 a.m., local time, at The Lee Park Building, Main Auditorium, 1100 East Hector Street, Conshohocken, Pennsylvania, and any adjournments or postponements of the annual meeting.

                       VOTING AND REVOCABILITY OF PROXIES

     Shareholders of record as of the close of business on November 4, 1999, which date is sometimes referred to in this proxy statement as the "record date," will be entitled to vote at the annual meeting and any adjournment of the annual meeting. As of the record date, 6,621,316 shares of our common stock were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect your right to attend the annual meeting and vote in person. Any shareholder submitting a proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it or by filing with the Secretary of ImageMax a properly created proxy bearing a later date.

     Shares represented by properly executed proxies for which no instructions are received will be voted "for" all the nominees identified below under "Proposal No. 1 -- Election of Class II Directors," "for" the ratification of the 1997 Incentive Plan identified below under "Proposal No. 2 -- Ratification of 1997 Incentive Plan" and "for" the amendment of the 1997 Incentive Plan identified below under "Proposal No. 3 -- Amendment of 1997 Incentive Plan." The persons named as proxies are either officers or directors of ImageMax.

     The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting, will constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non-votes are each included in the number of shares present at the annual meeting for purposes of establishing a quorum. The two nominees receiving the two highest numbers of votes cast at the annual meeting will be elected Class II directors. For all other proposals, the affirmative vote of the holders of a majority of shares of common stock voted, in person or by proxy, at the annual meeting is required. If any other matter should be presented at the annual meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted with respect to those matters in accordance with the judgment of the persons named as proxies.

     This proxy statement and the accompanying materials were first sent to you on or about November 8, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of November 4, 1999, certain information with regard to beneficial ownership, as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, of outstanding shares of our common stock by (1) each person, entity or group known by us to beneficially own five percent (5%) or more of the outstanding shares of our common stock, (2) each director and director nominee individually, (3) our Chief Executive Officer and our four most highly compensated executive officers other than the Chief Executive Officer for the fiscal year ended December 31, 1998, collectively referred to in this proxy statement as "named executive officers," and (4) all directors and current executive officers as a group.

                                                                       TOTAL NUMBER OF SHARES     PERCENTAGE OF CLASS
NAME AND ADDRESS OF                                                       OF COMMON STOCK           OF COMMON STOCK
  BENEFICIAL OWNER                                                     BENEFICIALLY OWNED(1)      BENEFICIALLY OWNED
-------------------                                                    ----------------------    ---------------------
Bruce M. Gillis.....................................................            431,452(2)                 6.4%
  331 Aubrey Road
  Wynnewood, PA 19096

Andrew R. Bacas.....................................................            238,526(3)                 3.5%
  c/o ImageMax, Inc.
  1100 E. Hector Street
  Conshohocken, PA 19428

Rex Lamb............................................................            229,188(4)                 3.4%
  c/o ImageMax, Inc.
  5001 Rentworth Court
  Lincoln, NE 68516

Mitchell J. Taube...................................................            203,237(5)                 3.0%
  c/o ImageMax, Inc.
  5 Schuman Road
  Millwood, NY 10546

S. David Model (6)..................................................             65,195                      *
  P.O. Box 677
  Granby, CT 06035

James D. Brown (7)..................................................             47,645                      *
  318 Hathaway Lane
  Wynnewood, PA 19096

Richard D. Moseley..................................................             43,109(8)                   *
  7103 Sherman Street
  Philadelphia, PA 19119

Dr. Steven N. Kaplan................................................             23,825(9)                   *
  c/o The University of Chicago
  Graduate School of Business
  1101 East 58th Street
  Chicago, IL 60637

                                                                       TOTAL NUMBER OF SHARES     PERCENTAGE OF CLASS
NAME AND ADDRESS OF                                                       OF COMMON STOCK           OF COMMON STOCK
  BENEFICIAL OWNER                                                     BENEFICIALLY OWNED(1)      BENEFICIALLY OWNED
-------------------                                                    ----------------------    ---------------------
Lewis E. Hatch, Jr..................................................             13,667(10)                  *
  16 West Lakes Drive
  St. Simon's Island, GA 31522

Lennox K. Black.....................................................             10,333(5)                   *
  c/o Teleflex Incorporated
  630 West Germantown Pike
  Suite 461
  Plymouth Meeting, PA 19462

David C. Carney.....................................................             10,333(11)                  *
  c/o ImageMax, Inc.
  1100 E. Hector Street
  Conshohocken, PA 19428

All executive officers and directors as a group
  (8 persons).......................................................            733,109(12)               11.0%

------------------
* Less than 1% of the outstanding Common Stock.

 (1) As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security, which means the power to dispose, or direct the disposition, of a security. A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date.

 (2) Includes 100,000 shares issuable upon the exercise of stock options granted which are exercisable at $12.00 per share within 60 days of November 4, 1999 and expire on December 31, 2002. Mr. Gillis resigned from his employment with us as of September 18, 1998.

 (3) Includes 10,000 shares issuable upon the exercise of stock options granted which are exercisable at $2.375 per share within 60 days of November 4, 1999. Excludes 20,000 shares issuable at $2.375 per share upon the exercise of stock options granted October 1, 1998, which are not exercisable within 60 days of November 4, 1999.

 (4) Includes 5,000 shares issuable upon the exercise of stock options granted which are exercisable at $2.375 per share within 60 days of November 4, 1999. Excludes 10,000 shares issuable at $2.375 per share upon the exercise of stock options granted October 1, 1998, which are not exercisable within 60 days of November 4, 1999.

 (5) Includes 3,333 shares issuable upon the exercise of stock options granted which are exercisable at $2.375 per share within 60 days of November 4, 1999. Excludes 6,667 shares issuable at $2.375 per share upon the exercise of stock options granted October 1, 1998, which are not exercisable within 60 days of November 4, 1999.

 (6) Mr. Model resigned from his employment with us as of November 9, 1998.

 (7) Mr. Brown resigned from his employment with us as of April 30, 1999.

 (8) Includes 16,667 shares issuable upon the exercise of stock options granted which are exercisable at $12.00 per share within 60 days of November 4, 1999. Excludes 33,333 shares issuable at $12.00 per share upon the exercise of stock options granted October 1, 1998, which are not exercisable within 60 days of November 4, 1999. All of Mr. Moseley's options expire on April 15, 2003. Mr. Moseley resigned from his employment with us as of September 28, 1998.

 (9) Includes 3,333 shares issuable upon the exercise of stock options granted which are exercisable at $2.375 per share within 60 days of November 4, 1999. Excludes 6,667 shares issuable at $2.375 per share upon the exercise of stock options granted October 1, 1998, which are not exercisable within 60 days of November 4, 1999.

(10) Includes 6,667 shares issuable upon the exercise of stock options granted which are exercisable at $2.375 per share within 60 days of November 4, 1999. Excludes 13,333 shares issuable at $2.375 per share upon the exercise of stock options granted October 1, 1998, which are not exercisable within 60 days of November 4, 1999.

(11) Includes 3,333 shares issuable upon the exercise of stock options granted which are exercisable at $2.375 per share within 60 days of November 4, 1999. Excludes 6,667 and 58,000 shares, respectively, issuable at $2.375 and $1.75 per share upon the exercise of stock options granted October 1, 1998 and June 29, 1999, which are not exercisable within 60 days of November 4, 1999.

(12) Excludes 131,334 shares issuable upon the exercise of stock options granted which are not exercisable within 60 days of November 4, 1999.

                PROPOSAL NO. 1 -- ELECTION OF CLASS II DIRECTORS

     Our board of directors is divided into three classes of directors with each director serving a three-year term. Each year, only one class of directors is subject to a shareholder vote. Two Class II directors will be elected at the annual meeting, each to a three-year term. Class I members presently are Mitchell J. Taube and David C. Carney. Class II members presently are Andrew R. Bacas, John E. Semasko and Lewis E. Hatch, Jr. and Class III members presently are Rex Lamb, Steven N. Kaplan and Lennox K. Black. Members of Class I and Class III of the board of directors are not standing for election and their terms expire in 2001 and 2000, respectively.

     Andrew R. Bacas and Lewis E. Hatch, Jr. are the nominees for election to the board of directors at the annual meeting, each to serve until the annual meeting of shareholders in 2002 and until his successor is elected and qualified. On November 4, 1999, the board of directors voted to reduce the number of seats on the board of directors from nine to seven, such reduction to be effective as of the date of the 1999 annual meeting of shareholders. The members of the board of directors believe that a smaller board of directors will increase the effectiveness, efficiency and focus of the board of directors. This action will eliminate the vacant board seat that resulted from Bruce M. Gillis' resignation and the seat currently occupied by John E. Semasko, a Class II member of the board of directors, who is not standing for re-election.

     The affirmative vote of a plurality of shares of the common stock present or represented by proxy at the annual meeting and entitled to vote is required for the election of the Class II nominees. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy will have discretionary authority to vote pursuant to the proxy for a substitute.

     The following table sets forth the name, age, term of office and principal occupation of each director, including the nominees.

NAME                                   AGE     SINCE                      PRINCIPAL OCCUPATION
----                                   ---     -----                      --------------------
David C. Carney.....................   62       1997   Chairman of the Board of Directors
Andrew R. Bacas.....................   41       1996   Acting Chief Executive Officer, Vice Chairman of the Board
                                                         of Directors and Secretary
Lennox K. Black.....................   69       1997   Director
Lewis E. Hatch, Jr..................   73       1997   Director
Steven N. Kaplan....................   39       1997   Director
Rex Lamb............................   40       1997   Executive Vice President -- Marketing and Corporate
                                                         Development, Business Unit Manager and Director
Mitchell J. Taube...................   42       1998   Legal Services Manager, Business Unit Manager and Director

     DAVID C. CARNEY became a director of ImageMax in December 1997 and has served as Chairman of the Board of Directors since May 1999. Mr. Carney was the Executive Vice President of Jefferson Health System, a health care organization, from 1996 to April 1999. From 1991 to 1995, Mr. Carney served as the Chief Financial Officer of CoreStates Financial Corp. From 1980 to 1991, he served as the Philadelphia area managing partner of Ernst & Young LLP. Mr. Carney currently serves as a director of Radian Group, Inc. and AAA Mid-Atlantic & Keystone Insurance Companies. Mr. Carney has an undergraduate degree from Temple University and is a graduate of the Advanced Management Program at the Harvard Business School.

     ANDREW R. BACAS has been serving as our Acting Chief Executive Officer since September 1998. He is also one of our founders and has been a director since our inception. Mr. Bacas joined GBL Capital Corporation, an investment company, in May 1997 and began serving as our Senior Vice President -- Corporate Development from August 1997 to September 1998, when he became our

Acting Chief Executive Officer. From 1992 to May 1997, Mr. Bacas was an associate and later a Vice President -- Corporate Finance of Simmons & Company International, an investment bank to the international oil service and equipment industry. From 1991 to 1992, Mr. Bacas was a financial analyst for the Upstream Business Unit at Exxon Company, USA. From 1984 to 1991, Mr. Bacas was a Naval Flight Officer in the United States Navy. Mr. Bacas has an undergraduate degree in Engineering from Yale University and an MBA from the Wharton School of the University of Pennsylvania.

     LENNOX K. BLACK became a director of ImageMax in December 1997. Mr. Black has been the Chairman of Teleflex Incorporated, a diversified manufacturer of automotive, marine, industrial, aerospace and medical products, since 1982 and served as its Chief Executive Officer from 1982 to 1995. Mr. Black currently serves as a director of Quaker Chemical Corporation, The Pep Boys -- Manny Moe & Jack and the Penn Virginia Corporation. Mr. Black has an undergraduate degree in Economics from McGill University.

     LEWIS E. HATCH, JR. became a director of ImageMax in December 1997 and served as Chairman of the Board of Directors from September 1998 to May 1999. Mr. Hatch is the retired former Chairman and Chief Operating Officer of Rusch International, an international medical device manufacturer. Mr. Hatch is a director of Park-Ohio Industries, Inc. Mr. Hatch has an undergraduate degree from Ursinus College.

     STEVEN N. KAPLAN became a director of ImageMax in December 1997. Dr. Kaplan is the Neubauer Professor of Entrepreneurship and Finance at the University of Chicago Graduate School of Business. Dr. Kaplan joined the faculty of the University of Chicago originally in 1988 as an Assistant Professor. Previously, Dr. Kaplan was an associate at Booz Allen Hamilton, Inc. and an analyst with Kidder Peabody and Company. Dr. Kaplan holds an A.B. degree in Applied Mathematics, an A.M. and a Ph.D. in Business Economics from Harvard University.

     REX LAMB was appointed to the position of Executive Vice President -- Marketing and Corporate Development in May 1999. Mr. Lamb has managed our Lincoln, Nebraska business unit and has served as a director since December 1997. Mr. Lamb founded DocuTech, Inc., a document management services company, in 1991 and served as its President from inception until its acquisition by us in December 1997. Mr. Lamb co-founded DocuTech Data Systems, Inc., a provider of open-architecture document-scanning software products, in 1994 and served as its President since inception until its acquisition by us in December 1997. Mr. Lamb has an undergraduate degree in Education from the University of Nebraska.

     MITCHELL J. TAUBE was appointed to the position of Legal Services Manager in May 1999. Mr. Taube has managed our Millwood, New York business unit since December 1997 and has served as a director since June 1998. Mr. Taube is a director of Briarcliff Manor Education Foundation and currently serves on the Service Company Executive Committee of the Association for Information and Image Management International. Mr. Taube has an undergraduate degree and an MBA from Hofstra University.

     During 1998, our board of directors met 11 times. There was no incumbent who, during the last full fiscal year, attended in person or by phone fewer than 75% of those board of directors meetings.

COMMITTEES OF THE BOARD

     The board of directors established its compensation committee and audit committee in 1998.

     The compensation committee of the board of directors, subject to the approval of the board of directors, determines the compensation of our executive officers and oversees the administration of executive compensation programs. The compensation committee is composed of Mr. Black and Dr. Kaplan.

     The audit committee recommends outside accountants, reviews the results and scope of the annual audit, the services provided by our independent auditors and the recommendations of the auditors with respect to our accounting systems and controls. The audit committee is presently composed of

Mr. Carney, Mr. Hatch and John E. Semasko. Representatives of our independent auditing firm, Arthur Andersen LLP, met with Mr. Carney and Mr. Hatch on March 16, 1999 and reviewed their examination of our financial statements for the year ended December 31, 1998.

COMPENSATION OF DIRECTORS

     Directors are reimbursed for travel expenses incurred for each board of directors and committee meeting attended in person. Under our 1997 Incentive Plan, we granted to nonemployee directors in 1998 nonqualified stock options for 60,000 shares of common stock at an exercise price of $2.375 per share, representing 20,000 options to Mr. Hatch and 10,000 options each to Messrs. Black, Carney, Gillis and Kaplan, and nonqualified stock options for 10,000 shares of common stock at an exercise price of $1.75 per share to Mr. Carney. These options vest in equal annual installments over three years, but become fully exercisable in the event of a change of control, as defined in the plan. In April 1999, 10,000 of these options were canceled as a result of Mr. Gillis' resignation from the board of directors.

     In 1998, 20,000 options granted to each of Messrs. Black, Carney, Hatch and Kaplan in 1997, at an exercise price of $12.00 per share, were canceled.

     In September 1998 and June 1999, respectively, we entered into consulting arrangements with Mr. Hatch and Mr. Carney. For a description of these consulting arrangements, see "Certain Relationships and Related Transactions -- Consulting Arrangements" found on page 20 of this proxy statement.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTORS
                           NOMINEES IN PROPOSAL NO. 1

             PROPOSAL NO. 2 -- RATIFICATION OF 1997 INCENTIVE PLAN

     In 1997, our board of directors adopted the ImageMax 1997 Incentive Plan. The purpose of the plan is to offer certain of our employees, associates and directors equity interests in ImageMax, options to acquire equity interests in ImageMax and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interest between these persons and our shareholders. The summary of our 1997 incentive plan provided below is qualified in its entirety by the provisions contained in the 1997 Incentive Plan, a copy of which is attached to the proxy statement as Annex A.

     A public company is generally not entitled to deduct compensation in excess of $1,000,000 paid to its chief executive officer and four other most highly compensated officers for whom disclosure is required to be reported in certain Securities Exchange Act of 1934 filings. However, conditioned upon shareholder approval and certain other requirements, there is an exception under Section 162(m) of the Internal Revenue Code, and its regulations, permitting a deduction for certain performance-based compensation arrangements. Stock options or other stock appreciation rights generally are considered to be performance-based compensation, because the amount of compensation is tied to an increase in the issuing company's stock price.

     Our 1997 Incentive Plan is a performance-based compensation arrangement that meets the shareholder approval requirement, and certain other requirements, entitling us to deduct performance-based compensation in excess of $1,000,000 for each executive officer described above, under section 162(m) of the Internal Revenue Code. However, because of the proposed modification to the plan described under "Proposal No. 3 -- Amendment of 1997 Incentive Plan," we will retain the right to this deduction only if the plan is once again approved by shareholders. In any event, we are required under section 162(m) to seek re-approval of the plan within approximately three years following the initial public offering.

     It is possible, depending on the price of our common stock, that a gain on stock options or other stock appreciation rights could cause an individual's taxable compensation to exceed $1,000,000. Accordingly, we are seeking shareholder approval of the plan at this time in order to retain the favorable tax treatment to which we are already entitled by virtue of prior shareholder approval. The plan will remain in effect even if it is not ratified under this proposal. Without ratification, however, we will not be able to take advantage of the exception under Section 162(m) as described above.

DESCRIPTION OF THE 1997 INCENTIVE PLAN

     The plan provides for the award of up to 600,000 shares of our common stock to its employees, directors, consultants and other individuals who perform services for us. If our shareholders approve the amendment to the plan described in Proposal No. 3 of this proxy statement, the plan will be amended to provide for the award of up to 1,600,000 shares of our common stock.

     The compensation committee of the board of directors administers the plan. Under the terms of the plan, the compensation committee is required to be composed of two or more directors. The compensation committee has the authority to interpret the plan and to determine and designate the persons to whom options or awards will be made and the terms, conditions and restrictions applicable to each option or award such as the price, any restriction or limitation, any vesting schedule or acceleration of option or awards, and any forfeiture restrictions.

     The plan contains provisions for granting various stock-based awards, including incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, nonqualified stock options, restricted stock, performance shares and performance units, as further described below. The term of the plan is 10 years, subject to earlier termination or amendment, but options and other rights may remain exercisable after the plan expires or is terminated.

     The board of directors, generally, may amend, alter or discontinue the plan at any time during its term. However, such amendment, alteration or discontinuation may not impair the rights of a participant regarding an award that has been previously granted to the participant without the participant's consent. In addition, the board of directors must obtain the approval of a majority of the votes cast at a duly held shareholder meeting at which a quorum of shareholders is present, in person or by proxy, for an amendment within one year of its adoption by the board of directors to:

     o increase the total number of shares of our common stock reserved for the purposes of the plan;

     o change the persons or class of persons eligible to participate in the plan; or

     o extend the maximum option term under the plan.

     Except with respect to awards of stock options to outside directors, as described above, the compensation committee has the power to select award recipients and their allotments and to determine the price, term and vesting schedule for awards granted. While there are no predetermined performance formulas, measures or other specific criteria used to determine recipients of awards under the plan, awards are based generally upon consideration of the grantee's position and responsibilities, the nature of services provided to us, the value of the services to us, the present and potential contribution of the grantee to our success, the anticipated number of years of service remaining and other factors that the board of directors or the compensation committee may deem relevant.

     Stock Options. The plan provides for the grant of incentive stock options to our employees. The plan also provides for the grant of nonqualified stock options to our employees, directors, and consultants and other individuals who perform services for us but are not employed by us. The exercise price of any incentive stock option granted under the plan may not be less than 100% of the fair market value of our common stock on the date of grant and 110% of fair market value in the case of an option holder who owns 10% or more of our outstanding shares of common stock. Options granted under the plan may be exercised for cash or in exchange for shares of common stock owned by the option holder having a fair market value on the date of exercise equal to the option exercise price. The aggregate fair market value, determined on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any option that does not meet the requirements or limits applicable to incentive stock options is treated as a nonqualified stock option.

     Under the plan, each option is exercisable for the full amount or for any part of the shares subject to option at such intervals or in such installments as the compensation committee determines at the time it grants the option. However, no option is exercisable with respect to any shares of common stock later than ten years after the date of the grant of the option or five years after the date of grant of the option in the case of an incentive stock option granted to a 10% owner. All options are nontransferable by the optionee, except upon death. The shares subject to expired options or terminated options which remain unexercised become available for future grants.

     If an optionee ceases to be employed by, or to render services to, us for any reason other than death, disability or termination for cause, any option exercisable on the date of such termination generally may be exercised for a period of 90 days from the date of such termination or until the expiration of the stated term of the option, whichever period is shorter, or until a time specified by us. In the event of termination of employment or service by reason of death or disability, any option exercisable at the date of such termination generally may be exercised for a period of one year from the date of termination or until the expiration of the stated term of the option, whichever period is shorter. If a participant's employment or service is terminated for cause, any option not exercised prior to the date of such termination shall be immediately canceled. In the event of a change of control of our company, as defined in the plan, the plan provides that all outstanding options will become immediately exercisable, and also provides for the cancellation of options and a cash payment to the holders of the canceled options upon the occurrence of certain of the events constituting a change in control.

     Restricted Stock. "Restricted stock" are shares of our common stock granted to an employee for no cash consideration, which will be forfeited to us if the grantee ceases to be an employee of ours during a restriction period specified by the compensation committee at the time it grants the restricted stock. In the event of death or disability, the restrictions will lapse with respect to that percentage of restricted stock held by the grantee that is equal to the percentage of the restriction period that had elapsed as of the date of death or commencement of disability. In the event of a change of control of our company, all restrictions on shares of restricted stock will lapse. Shares of restricted stock that are forfeited become available for future grants.

     Performance Shares. A "performance share" is an award of the right to receive stock at the end of a specified period upon the attainment of performance goals specified by the compensation committee at the time of grant. Performance shares generally will be forfeited if the grantee ceases to be an employee of ours during the performance period for any reason other than death or disability. In the event of death or disability, the participant or his or her estate will be entitled to receive, at the expiration of the performance period, a percentage of his or her performance shares equal to the percentage of the performance period that had elapsed at the time of death or commencement of disability, provided that the compensation committee determines that the applicable performance goals have been met. In the event of a change of control of our company, all conditions applicable to each performance share award will terminate, and a share certificate or share certificates evidencing shares subject to the share award may be issued and delivered to the participant, at the board of directors' discretion. Performance shares that are forfeited or not delivered to the grantee become available for future grants.

     Performance Units. A "performance unit" is an award of the right to receive cash at the end of a specified period upon the attainment of performance goals specified by the compensation committee at the time of the grant. The amount payable under a performance unit is equal to the increase in value of a unit from the date of award to the date of attainment of the performance goals. Performance units generally will be forfeited if the grantee ceases to be an employee of ours during the performance period for any reason other than death or disability. In the event of death or disability, the grantee or his or her estate will be entitled to receive, at the expiration of the performance period, a cash payment for a percentage of his or her performance units equal to the percentage of the performance period that elapsed at the time of death or commencement of disability, provided that the compensation committee determines that the applicable performance goals have been met. In the event of a change of control of our company, all conditions applicable to the performance units will terminate and a cash payment for the full amount of the performance units will be made to the grantee.

     Other Awards. The plan provides for the issuance of "share appreciation rights" and long-term performance awards, alone or in addition to other awards under the plan. These awards may be made at times determined by the compensation committee and on terms that the compensation committee shall determine. Under a share appreciation right, a participant in the plan is entitled to receive, in either cash and/or shares, an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the fair market value of the underlying shares as of the date the share appreciation right was granted. Under a long-term performance award, the board will determine a performance period during which, if certain goals are met, the participant will be awarded cash or shares.

FEDERAL INCOME TAX MATTERS

     The rules governing the tax treatment of awards under the plan are complex. Therefore, the description of the federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Non-Qualified Stock Options. In general, a participant will not recognize income on the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option, unless the shares received are shares of restricted stock, in which case, unless the exercising participant elects to recognize such income, the income recognition is deferred until the restrictions lapse or the restricted stock becomes transferable. We will generally be entitled to a compensation deduction in the same amount and at the same time as the participant recognizes ordinary income, and will comply with applicable withholding requirements with respect to such compensation. There are no tax consequences to a participant or to us if a non-qualified stock option lapses before it is exercised or forfeited.

     Incentive Stock Options. In general, a participant will not recognize income on the grant or exercise of an incentive stock option. Upon exercise, the excess, if any, of the fair market value over the exercise price will be an item of adjustment for purposes of the participant's alternative minimum tax.

     If a participant holds shares acquired upon the exercise of an incentive stock option for more than two years after the date of grant and one year after the date of exercise, the participant will recognize, upon a subsequent sale of the shares, the excess, if any, of the sales proceeds over the exercise price as long-term capital gain. We will not be entitled to a deduction. If the participant disposes of the shares before the incentive stock option holding periods referred to immediately above lapse, the participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of a share on the date the option is exercised, or the amount of gain recognized on the sale, if less. The amount recognized as ordinary income is added to the participant's basis in the shares. We will be entitled to a deduction equal to the amount of any ordinary income so recognized. The participant will recognize as capital gain an amount equal to the difference between the sales proceeds and the participant's basis in the shares. If the shares are not held for the incentive stock option holding periods and the amount realized upon sale is less than the exercise price, such difference will be a capital loss to the participant. There are no tax consequences to a participant or to us if an incentive stock option lapses before it is exercised or forfeited.

     Share Exchanges. In general, if previously owned shares are used to pay the exercise price of options, the participant's tax basis and holding period of such previously owned shares will be carried over to the equal number of shares received on exercise. The fair market value of any additional shares received upon the exercise of an option will be recognized by the participant as ordinary income. The tax basis of the additional shares will be equal, in the aggregate, to the ordinary income recognized by the participant. However, if the previously owned shares had been acquired on the exercise of an incentive stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disposition of such previously owned shares resulting in the recognition of ordinary income as described above.

     Restricted Stock. Unless the participant elects to recognize income at the time of an award of restricted stock, a participant will not recognize taxable income until the shares or restricted stock are no longer subject to a substantial risk of forfeiture or become transferable. In either event, the participant will recognize ordinary income equal to the excess of the fair market value of the shares at grant if an election is made, or at the time the restrictions lapse or are removed, and any amount paid for such shares. If the participant makes an election with the Internal Revenue Service within 30 days after the award is made, the participant may recognize ordinary income, if any, in an amount described above in the year the award was granted. We will generally be entitled to a deduction in the same amount and in the same year as the recipient of restricted stock recognizes income. We will comply with all applicable withholding requirements with respect to such income.

     Dividends or distributions received by a participant on restricted stock during the restriction period are taxable to the participant as ordinary compensation income and will be deductible by us unless the election described above is made, rendering dividends or distributions taxable as dividends, and nondeductible by us.

     Performance Shares. At the end of a performance period, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. We will generally be entitled to a compensation deduction in the same amount and at the same time as the recipient of a performance share award recognizes ordinary income, and will comply with applicable withholding requirements with respect to the compensation.

     Performance Units. At the end of a performance period, the participant will recognize ordinary income in an amount equal to the cash received on such date. We will generally be entitled to a compensation deduction in the same amount and at the same time as the recipient of a performance unit award recognizes ordinary income, and will comply with applicable withholding requirements with respect to the compensation.

     Share Appreciation Rights. Upon exercise of a share appreciation right, the participant will recognize ordinary income in an amount equal to the cash or the fair market value of the shares received on the exercise date. We will generally be entitled to a compensation deduction in the same amount and at the same time that the participant holding a share appreciation right recognizes ordinary income, and will comply with applicable withholding requirements with respect to such compensation.

     Long-Term Performance Awards. A participant receiving a long-term performance award will recognize ordinary income when an award is paid, at which time the participant will recognize income in an amount equal to the amount of cash received or the fair market value of shares received in payment. We will generally be entitled to a corresponding deduction at such time, and will comply with applicable withholding requirements with respect to the award. If restricted stock is used in payment of a long-term performance award, the participant's federal income tax consequences will be as described above under "Restricted Stock."

OPTIONS GRANTED UNDER THE 1997 INCENTIVE PLAN

     The table below sets forth the number of shares of our common stock underlying options granted under the plan prior to the date of this proxy statement to (1) the named executive officers who hold options, (2) our current executive officers as a group, (3) our current nonemployee directors as a group,
(4) the director nominees and (5) our employees, including current officers who are not executive officers, as a group. In the aggregate, 150,000 options are outstanding having an exercise price of $12.00 per share of common stock, 127,000 options are outstanding having an exercise price of $2.375 per share of common stock, 130,000 are outstanding having an exercise price of $2.1875 per share of common stock and 58,000 are outstanding having an exercise price of $1.75 per share of common stock. These options vest in equal installments over three years beginning on the date upon which they were granted. The closing price of our common stock on November 4, 1999 as reported by the OTC Bulletin Board was $1.937 per share.

                              1997 INCENTIVE PLAN

                                                                                 SHARES OF COMMON STOCK
NAME                                                                               UNDERLYING OPTIONS
----                                                                             ----------------------
Bruce M. Gillis...............................................................           100,000
Richard D. Moseley............................................................            50,000
Andrew R. Bacas...............................................................            30,000
All current executive officers as a group.....................................            42,000
All current nonemployee directors as a group..................................           108,000
Lewis E. Hatch, Jr. -- director nominee.......................................            20,000
All employees, including all current officers who are not executive officers,
  as a group..................................................................           165,000

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                              "FOR" PROPOSAL NO. 2

               PROPOSAL NO. 3 -- AMENDMENT OF 1997 INCENTIVE PLAN

     On November 28, 1997, the board of directors adopted the 1997 Incentive Plan for employees, associates and directors. As of November 4, 1999, we have granted options to purchase 465,000 shares, or 77.5%, of the 600,000 shares of common stock currently reserved for issuance under the plan.

     On November 4, 1999, our board of directors adopted, subject to shareholder approval at the annual meeting, an amendment to the plan which increases the total number of shares of common stock authorized for issuance under the plan from 600,000 to 1,600,000.

     In unanimously recommending the approval of this increase to the full board of directors, the compensation committee of the board of directors, comprised of Mr. Black and Dr. Kaplan, both non-employee directors, reviewed its projected impact on us and our shareholders. Among other things, the compensation committee considered the following:

     o Of the options to purchase 600,000 shares of our common stock that are currently outstanding, options to purchase 150,000 of these shares have an exercise price of $12.00 per share and are held by former executives of ImageMax;

     o Additional option shares may be needed for the future recruitment of suitable management talent;

     o Greater reliance on options may lessen the need to make cash bonus payments in future years, thus conserving cash for reinvestment in ImageMax; and

     o Employment agreements with several key managers expire in 2000 and new option grants may make it possible for us to negotiate retention packages with these managers that could be more favorable to us.

     We believe that our growth and long-term success depend in large part upon attracting, retaining and motivating key personnel, and that such retention and motivation can be achieved in part through the grant of stock options. We also believe that stock options can play an important role in our success by encouraging and enabling the directors, officers and other employees of ImageMax -- upon whose judgement, initiative and efforts we depend -- to acquire a proprietary interest in ImageMax's long-term performance. We anticipate that providing these persons with a direct stake in ImageMax will ensure a closer identification of the interests of the participants in the plan with those of ImageMax, thereby stimulating the efforts of these participants to promote our future success and strengthen their desire to remain with us as directors and employees. We believe that the proposed increase in the number of shares issuable under the plan will help us accomplish these goals and will keep our equity incentive compensation in line with that of other companies comparable to us.

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                              "FOR" PROPOSAL NO. 3

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation of the named executive officers for the last two fiscal years.

                                                                                         LONG-TERM COMPENSATION
                                                                                   -----------------------------------
                                                                                            AWARDS             PAYOUTS
                                                     ANNUAL COMPENSATION           ------------------------    -------
                                              ---------------------------------    RESTRICTED    SECURITIES     LTIP
                                                                   OTHER ANNUAL      STOCK       UNDERLYING    PAYOUTS
NAME AND PRINCIPAL POSITION        YEAR        SALARY     BONUS    COMPENSATION     AWARD(S)     OPTIONS(#)      ($)
---------------------------        ----       --------    -----    ------------    ----------    ----------    -------
Bruce M. Gillis ................   1998(1)    $143,846      --        $  721(2)        --               --        --
  Former Chairman and              1997(3)      83,333      --            --           --          100,000        --
  Chief Executive Officer

S. David Model .................   1998(4)    $128,077      --        $1,010(2)        --               --        --
  Former President and             1997(5)      56,250      --            --           --               --        --
  Chief Operating Officer

Andrew R. Bacas (6) ............   1998       $119,077(7)   --        $  788(2)        --           30,000        --
  Acting Chief                     1997(3)      54,167      --            --           --               --        --
  Executive Officer

James D. Brown (8) .............   1998       $126,000      --            --           --               --        --
  Former SVP and                   1997(5)      48,750      --            --           --               --        --
  Chief Financial Officer

Richard D. Moseley .............   1998(9)    $ 58,917      --            --           --           50,000        --
  Former Chief                     1997             --      --            --           --               --        --
  Information Officer

                                   ALL OTHER
NAME AND PRINCIPAL POSITION       COMPENSATION
--------------------------------  ------------
Bruce M. Gillis ................       --
  Former Chairman and                  --
  Chief Executive Officer
S. David Model .................       --
  Former President and                 --
  Chief Operating Officer
Andrew R. Bacas (6) ............       --
  Acting Chief                         --
  Executive Officer
James D. Brown (8) .............       --
  Former SVP and                       --
  Chief Financial Officer
Richard D. Moseley .............       --
  Former Chief                         --
  Information Officer

------------------
(1) For the period January 1, 1998 to September 18, 1998. Mr. Gillis resigned from his employment with us as of September 18, 1998.

(2) Represents contributions to our 401(k) plan made by us on behalf of such person.

(3) For the period August 18, 1997 to December 31, 1997.

(4) For the period January 1, 1998 to November 9, 1998. Mr. Model resigned from his employment with us as of November 9, 1998.

(5) For the period August 1, 1997 to December 31, 1997.

(6) As of September 19, 1998, Mr. Bacas was appointed the position of Acting Chief Executive Officer. Previous to that date, Mr. Bacas held the position of Senior Vice President-Corporate Development.

(7) Upon assuming the position of Acting Chief Executive Officer, Mr. Bacas voluntarily reduced his annual salary under his employment agreement with us to $100,000 per year.

(8) Mr. Brown entered into a separation agreement with us pursuant to which he resigned from his employment with us effective as of April 30, 1999. We appointed Mark P. Glassman to the position of Chief Financial Officer, effective as of May 1, 1999.

(9) For the period April 15, 1998 to September 28, 1998. Mr. Moseley resigned from his employment with us as of September 28, 1998.

STOCK OPTION GRANTS

     Under our 1997 Incentive Plan, nonqualified stock options for an aggregate of 80,000 shares of common stock were granted in 1998 to the named executive officers, the recipients of which are listed in the table below. These grants vest in equal annual installments over three years, but become fully exercisable in the event of a change in control, as defined in the plan.

     "Potential Realizable Value" of each grant, as set forth in the table below, is calculated assuming that the market price of the underlying security appreciates at annualized rates of 5% and 10% over the five-year term of the option. The result of these calculations are based on rates set forth by the Securities and Exchange Commission and are not necessarily intended to forecast possible future appreciation of the price of our common stock.

                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF
                                                                                                   STOCK PRICE
                                      NUMBER OF      % OF TOTAL                                  APPRECIATION FOR
                                      SECURITIES      OPTIONS                                     OPTION TERM (5
                                      UNDERLYING     GRANTED TO     EXERCISE                          YEARS)
                                       OPTIONS      EMPLOYEES IN      PRICE      EXPIRATION    --------------------
               NAME                    GRANTED      FISCAL YEAR     ($/SHARE)       DATE          5%         10%
               ----                  ----------    ------------    ---------    ----------    --------    --------

Andrew R. Bacas....................    30,000          8.60%         2.375      10/01/2003      19,685      43,499

Richard D. Moseley.................    50,000         14.33%         12.00      12/08/2002     165,769     366,306

     In 1998, a total of 150,000 options granted to the named executive officers in 1997 at an exercise price of $12.00, were canceled.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The table below shows option exercises in 1998 by the named executive officers holding options and year-end amounts of shares of common stock underlying outstanding options.

                                                                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED            IN-THE-MONEY
                                    SHARES ACQUIRED       VALUE         OPTIONS AT FY-END(#)         OPTIONS AT FY-END($)
NAME                                ON EXERCISE(#)     REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                ---------------    -----------    -------------------------    -------------------------

Bruce M. Gillis..................          --               --            100,000/-0-                        $  --

Andrew R. Bacas..................          --               --                -0-/30,000                        --

Richard D. Moseley...............          --               --             16,667/33,333                        --

     Options granted to Mr. Gillis in 1997 and to Mr. Moseley in April 1998 were at an exercise price equal to our initial public offering price per share of $12.00. Options granted to Mr. Gillis became fully exercisable in September 1998 under the terms of his separation agreement. One-third of the options granted to Mr. Moseley became exercisable in December 1998. No options granted to Mr. Bacas were exercisable during 1998. Based on a closing price of $2.00 on the Nasdaq National Market on December 31, 1998, there is no value ascribed to the exercisable or unexercisable options at that date.

EMPLOYMENT AGREEMENTS

     We entered into employment agreements with Messrs. Gillis, Model, Bacas and Brown in August 1997 and with Mr. Moseley in April 1998. The employment agreement for Mr. Bacas expires on December 31, 2000. The employment agreements for Messrs. Gillis, Model, Moseley and Brown terminated pursuant to their separation agreements as described below.

     We entered into separation agreements with Messrs. Gillis and Moseley, separately, in September 1998, with Mr. Model in November 1998 and with Mr. Brown in April 1999. Under these agreements, Mr. Gillis resigned as Chairman and Chief Executive Officer, Mr. Moseley resigned as Chief Information Officer, Mr. Model resigned as President and Chief Operating Officer and Mr. Brown resigned as Senior Vice President -- Finance and Chief Financial Officer. Mr. Gillis remained a member of the board of directors until his resignation on April 12, 1999. In connection with Mr. Gillis' resignation as our Chief Executive Officer, our board of directors appointed Andrew R. Bacas as its Vice Chairman and Acting Chief Executive Officer.

     Under the terms of the separation agreements, we have paid or are obligated to make severance payments to each party as follows: Mr. Gillis, $300,000 over 12 months in three equal installments in September 1998, March 1999 and September 1999; Mr. Model, $225,000 over 18 months in equal bi-weekly installments from November 1998 to May 2000; Mr. Moseley, $130,000 over 12 months from September 1998 to September 1999, of which $65,000 was paid in 1998; and Mr. Brown, $130,000 over 12 months in equal bi-weekly installments from May 1999 to April 2000. The separation agreements also provide, among other things, that certain expenses be paid by us, including relocation expenses of up to $35,000 for each person and outplacement services of up to $15,000 for Mr. Moseley.

     Mr. Bacas serves as Acting Chief Executive Officer and previously served as Senior Vice President -- Corporate Development, each position at a base annual salary of $130,000. Until April 30, 1999, Mr. Brown served as Senior Vice President -- Chief Financial Officer at a base annual salary of $130,000. At the discretion of the board of directors, the base annual salary of each is subject to increases periodically, and each such officer may receive an annual bonus. Each of the employment agreements provides for customary benefits including life, health and disability insurance, 401(k) plan participation and a car allowance. Each of the employment agreements further provides that if the employee is terminated without cause, he is entitled to severance pay of between six months' and one year's base salary and benefits. In the event the employee is terminated in connection with a change of control, as defined in the employment agreement, he is entitled to receive 18 months' base salary and benefits.

     In connection with the separation agreements and employment agreements, should a change in control occur within certain specified periods, these agreements provide, among other things, that we make aggregate payments to the executive officers of up to $1,110,000. The periods specified expire at various dates through December 31, 2000. Should a change of control occur after December 31, 2000, we are not obligated to make any payments under these agreements.

                         COMPENSATION COMMITTEE REPORT

     The compensation committee of the board of directors, subject to the approval of the board of directors, determines the compensation of our executive officers and oversees the administration of executive compensation programs. The compensation committee is composed of Mr. Black and Mr. Kaplan, each of whom is an independent, nonemployee director.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

     Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder returns by achieving aggressive goals. The programs link each executive's compensation directly to performance. A significant portion of each executive's compensation is dependent upon the appreciation of our common stock and meeting financial goals and other individual performance objectives.

     There are three basic components to this "pay for performance" system: base pay; annual incentive bonus; and long-term, equity-based incentive compensation, primarily in the form of stock and/or stock options. Each component is evaluated in the context of competitive conditions. In determining competitive compensation levels, we consider information from several sources, including compensation for comparably sized companies and companies in a similar stage of development. Since our market for executive talent extends beyond the document management industry, the compensation committee considers data for companies in other industries.

     Base pay. Base pay is designed to be competitive within 20% above or below median salary levels at other similarly situated companies for equivalent positions. The executive's actual salary, relative to this competitive framework, varies based on individual performance and the executive's skills, experience and background.

     Annual incentive bonus. Given our operating performance, no incentive bonuses were paid in 1998. For 1999, award levels, like the base salary levels, will be set with reference to competitive conditions and are intended to motivate our executives by providing substantial bonus payments for the achievement of aggressive goals. The actual amounts paid will be determined by performance based on two factors: our financial performance, measured against objectives established for net income, cash flow, productivity increases, revenue growth and shareholder returns; and the individual executive's performance against other specific management objectives, such as building operational systems and developing organizational capability. Financial and management objectives are given equal weight in determining bonus payments. The types and relative importance of specific financial and other business objectives varied among our executives depending on their positions and the particular operations or functions for which they were responsible.

     Long-term equity-based incentive compensation. The long-term equity-based compensation program is tied directly to shareholder return. The executive is rewarded if the shareholders receive the benefit of appreciation in the price of the common stock. To date under the program, long-term incentive compensation consists of stock option grants, which vest over a three-year period. It is anticipated that we will periodically grant new awards to provide continuing incentives for future performance, without regard to the number of outstanding awards.

     The principal purpose of the long-term incentive compensation program is to encourage our executives to enhance the value of our company, and hence, the price of the common stock and the shareholders' return. This component of the compensation system, through extended vesting, also is designed to create an incentive for the individual to remain with us.

     Policy with respect to Internal Revenue Code Section 162(m). In 1993, the Internal Revenue Code of 1986 was amended to add Section 162(m). Section 162(m) and the regulations thereunder place a limit of $1,000,000 on the amount of compensation that may be deducted by us in any year with respect to some of our most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by shareholders. We intend, to the extent practicable, to preserve the deductibility under the Internal Revenue Code of compensation paid to our executive officers while maintaining compensation programs to attract and retain highly qualified executives in a competitive environment. Accordingly, compensation paid under our 1997 Incentive Plan is generally deductible, although certain compensation paid to some executives may not be deductible.

ANNUAL REVIEWS

     It is anticipated that each year, the compensation committee will review the executive compensation policies with respect to the linkage between executive compensation and the creation of shareholder value, as well as the competitiveness of the programs. The compensation committee will determine what changes, if any, are appropriate in the compensation programs. In conducting these annual reviews, the compensation committee will consider information provided by our Chief Executive Officer and may use surveys and reports prepared by independent compensation consultants. The compensation committee will also periodically review the levels of ownership in shares and share-equivalents of the common stock for executive officers to assure that they maintain ownership positions that properly motivate performance.

     The compensation committee will annually review, with our Chief Executive Officer, the individual performance of the other executive officers and the Chief Executive Officer's recommendations with respect to the appropriate compensation awards. Subject to the authorization of the board of directors, the compensation committee approves salary actions and determines the amount of annual bonus and the number of long-term, equity-based awards for each executive officer. The compensation committee also reviews with the Chief Executive Officer, the financial and other objectives for the senior executives and other officers for the upcoming year.

     In 1998, awards to executive officers reflected, on one hand, our limited operating history and, on the other, the need to attract and retain appropriate executives in the initial stages of our development.

CHIEF EXECUTIVE OFFICER

     Prior to his resignation in September 1998, Mr. Gillis served as our Chief Executive Officer since our inception in November 1996. We and Mr. Gillis initially entered into an employment agreement in August, 1997, expiring on December 31, 2002, pursuant to which Mr. Gillis would receive a minimum annual base salary of $200,000, subject to increases periodically at the discretion of the board of directors, and the grant of options, among other things. Prior to our initial public offering and the creation of the compensation committee, the board of directors granted Mr. Gillis 100,000 stock options that, under the terms of the separation agreement between us and Mr. Gillis, fully vested as of the date of the separation agreement. The original grant was made to provide a stock-based incentive to Mr. Gillis for future performance. No other incentive compensation was awarded to Mr. Gillis.

     Mr. Bacas serves as Acting Chief Executive Officer and has served in such capacity since September 1998. We and Mr. Bacas entered into an employment agreement in August 1997, expiring on December 31, 2000, pursuant to which Mr. Bacas would receive a base salary of $130,000, subject to increases periodically at the discretion of the board of directors, and the grant of options, among other things, in his capacity as Senior Vice President -- Corporate Development. Upon assuming the Acting Chief Executive Officer position, the terms of the employment agreement were not modified. In October 1998, the board of directors granted Mr. Bacas 30,000 stock options. The grant was made to provide a stock-based incentive to Mr. Bacas for future performance. No incentive compensation was awarded to Mr. Bacas.

Members of the compensation committee:

Lennox K. Black, Chairman
Steven N. Kaplan

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareholder return on our common stock, based on its market price, with the cumulative total return, assuming dividend reinvestment, of the common stock of the companies comprising the S&P 500 Index and the common stock issued by companies in a peer group we selected for the period from December 4, 1997 to December 31, 1998. The peer group consists of FYI, Inc., IKON Office Solutions, Inc., Lason, Inc. and Vestcom International, Inc. The companies included in the peer group were selected primarily because they were publicly-held companies with a substantial operations in the document management services industry.



                COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*
                    AMONG IMAGEMAX, INC., THE S & P 500 INDEX
                                AND A PEER GROUP





*$100 INVESTED ON 12/4/97 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

[In the printed version there is a line graph with the following plot points depicted]


                                                                               CUMULATIVE TOTAL RETURN
                                                                  -------------------------------------------------
                                                                  12/4/97    12/97    3/98    6/98    9/98    12/98
                                                                  -------    -----    ----    ----    ----    -----
ImageMax, Inc..................................................    $ 100     $  84    $ 50    $ 47    $ 20    $  17
Peer Group.....................................................    $ 100     $  91    $110    $ 60    $ 39    $  46
S&P 500........................................................    $ 100     $ 100    $114    $117    $106    $ 128

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONSULTING ARRANGEMENTS

     In September 1998, we entered into a consulting arrangement with Mr. Hatch whereby Mr. Hatch provided consulting services to us for a fee of $6,000 per month. This arrangement provided that Mr. Hatch assist us in a variety of financial and operating matters, including our negotiations with our bank and various operating procedures. In 1998, we paid $18,000 to Mr. Hatch under this arrangement. Our arrangement with Mr. Hatch ended as of April 30, 1999.

     In June 1999, we entered into a consulting arrangement with Mr. Carney, effective through his tenure as Chairman of the board of directors, whereby Mr. Carney provides consulting services to us for a fee of $3,000 per month. We also granted Mr. Carney 48,000 options at an exercise price of $1.75 per share, vesting over three years, to purchase our common stock. This arrangement provides that Mr. Carney assist us in a variety of financial and operating matters, including our negotiations with our bank and various operating procedures.

FUTURE TRANSACTIONS

     We have adopted a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest, unless the transaction is determined by our board of directors to be fair as to us or is approved by a majority of our disinterested directors or by our shareholders, as provided for under Pennsylvania law.

                           APPOINTMENT OF ACCOUNTANTS

     The board of directors has appointed the firm of Arthur Andersen LLP, which served as our independent auditors for the last fiscal year, as its independent auditors for the year ending December 31, 1999. One or more representatives of Arthur Andersen LLP are expected to be present at the annual meeting, who will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission. Executive officers and directors are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us, we believe that, during the preceding year, Mr. Semasko was late in filing one Section 16 report (Form 4) for four transactions completed in August 1998 and that Messrs. Bacas and Lamb, separately, were late in filing one Section 16 report (Form 4) relating to one transaction completed in November 1998. In addition, Mr. Taube did not timely file a Section 16 report (Form 3) upon becoming a director of ImageMax in June 1998.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     We intend to mail next year's proxy statement to our shareholders on or about April 30, 2000. Any shareholder proposal intended to be presented at 2000 our annual meeting of shareholders under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us at our office in Conshohocken, Pennsylvania on or before January 31, 1999 in order to be considered for inclusion in our proxy statement and form of proxy relating to that annual meeting.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4(c)(1), as promulgated under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs the use of our discretionary proxy voting authority regarding a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement, or any date specified in an advance notice provision, then the proxies will be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

     With respect to our 2000 annual meeting of shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement under Rule 14a-8 by March 15, 2000, the proxies will be allowed to use their discretionary authority as outlined above.

                                 OTHER MATTERS

     The board of directors does not intend to bring any matters before the annual meeting, other than as stated in this proxy statement, and is not aware that any other matters will be presented for action at the annual meeting. If any other matters come before the annual meeting, the persons named in the enclosed proxy will vote the proxy with respect to those matters, in accordance with their best judgment, under the discretionary authority granted by the proxy.

     The cost of preparing, assembling, mailing and soliciting the proxies will be borne by us. In addition to the use of the mails, proxies may be solicited by our regular employees, either personally or by telephone. We do not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from those owners.

     We will furnish without charge to any shareholder, upon written or oral request, a copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1998 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Requests for any of those documents should be addressed to Mark P. Glassman -- Chief Financial Officer of ImageMax, Inc., 1100 East Hector Street, Suite 396, Conshohocken, Pennsylvania 19428, telephone number (610) 832-2111.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. In voting by proxy in regard to the election of Class II directors to serve until the 2002 annual meeting of shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, shareholders may vote in favor of the item or against the item or may abstain from voting. Shareholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, and the proxy is returned properly executed, then the shares represented by the proxy will be voted "for" the election of all Class II nominees, "for" the proposal to ratify the 1997 Incentive Plan and "for" the proposal to ratify the amendment of the 1997 Incentive Plan.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                          IMAGEMAX, INC.


                                          /s/ Andrew R. Bacas
                                          -------------------------------
                                          Andrew R. Bacas
                                          Secretary and Acting Chief Executive
                                          Officer

                                                                         ANNEX A
                                 IMAGEMAX, INC.
                              1997 INCENTIVE PLAN

     SECTION 1. Purpose; Definitions. The purpose of the ImageMax, Inc. 1997 Incentive Plan (the "Plan") is to offer to certain employees, Associates and Directors of ImageMax, Inc. (the "Company"), a Pennsylvania corporation and its subsidiaries, equity interests in the Company, options to acquire equity interests in the Company, and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

     For purposes of the Plan, the following initially capitalized words and phrases shall be defined as set forth below, unless the context clearly requires a different meaning:

     a. "Affiliate" means, with respect to a person or entity, a person that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

     b. "Associate" means a consultant, contractor or other provider of services to the Company.

     c. "Board" means the Board of Directors of the Company, as constituted from time to time.

     d. "Cause" occurs when the Participant, as determined by the Board:

          (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

          (ii) has been convicted of a felony;

          (iii) has disclosed trade secrets or confidential information of the Company; or

          (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise.

     e. "Change of Control" means:

          (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (ii) approval by shareholders of the Company of:

             (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

             (B) a complete liquidation or dissolution of the Company;

             (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

          (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

     f. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     g. "Committee" shall mean the Committee appointed by the Board in accordance with Section 2 of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

     h. "Director" means a member of the Board.

     i. "Disability" shall mean a disability of an employee or a Director which renders such employee or Director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee or Director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether a Participant is Disabled shall be made by the Board, whose determination shall be conclusive; provided that,

          (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company, whether the Participant is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

          (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

     j. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     k. "Fair Market Value" means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The NASDAQ Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (3) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The NASDAQ Stock Market, then the Fair Market Value shall be determined by the Board acting in its discretion, which determination shall be conclusive.

     l. "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     m. "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 hereof that is payable in cash and/or Shares (including Restricted Stock, Performance Shares and Performance Units) in accordance with the terms of the grant, based on Company, business unit and/or individual performance, in each case as determined by the Committee and as set forth in the grant letter.

     n. "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the

Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

     o. "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

     p. "Participant" means an employee, Director, or Associate of the Company or a Subsidiary to whom an award is granted pursuant to the Plan.

     q. "Performance Share" means an award made pursuant to Section 9 hereof of the right to receive Shares at the end of a specified performance period.

     r. "Performance Unit" means an award made pursuant to Section 10 hereof of the right to receive cash at the end of a specified performance period.

     s. "Restricted Stock" means an award of Shares that is subject to restrictions pursuant to Section 7 hereof.

     t. "Retirement" means termination of the employment of a Participant with the Company, an Affiliate (including parent) or a Subsidiary other than (i) a termination effected at the direction of the Company or parent (whether or not the Company effects such termination for Cause), (ii) termination on account of Disability, or (iii) termination on account of death. With respect to a Director who is not also an employee of the Company, Retirement shall occur at such time as the individual ceases to be a Director.

     u. "Rules" means Section 16 of the Exchange Act and the regulations promulgated thereunder.

     v. "SAR" means a share appreciation right granted under the Plan and described in Section 6 hereof.

     w. "Securities Broker" means a registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to
Section 5(l) hereof.

     x. "Share" means a share of stock of the Company, subject to substitution or adjustment as provided in Section 3(c) hereof.

     y. "Stock Option" or "Option" means any option to purchase Shares (including Restricted Stock, if the Committee so determines) granted pursuant to
Section 5 hereof.

     z. "Subsidiary" means, in respect of the Company or parent, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and
(g) of the Code.

     SECTION 2. Administration. The Plan shall be administered by the Board. The Board may at any time by a unanimous vote, with each member voting, appoint a Committee consisting of not less than two Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for awards or have been granted awards may vote on any matters affecting the administration of the Plan or any awards pursuant to the Plan, except that no such member shall act upon an award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to an award to himself or herself.

     If a Committee is appointed, all references to actions to be taken by the Board in the administration of the Plan shall be construed as references to the Committee.

     From time to time the Board may increase the size of the Committee and appoint additional members thereto (provided such new members are Non-Employee Directors), remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     The Board shall have full authority to grant to eligible persons under
Section 4: (i) Options, (ii) SARs, (iii) Restricted Stock, (iv) Long-Term Performance Awards, (v) Performance Shares and/or (vi) Performance Units. In particular, the Board shall have the authority:

     a. to select the persons to whom Options, SARs, Restricted Stock, Long-Term Performance Awards, Performance Shares and Performance Units may from time to time be granted hereunder;

     b. to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock, Long-Term Performance Awards, Performance Shares and Performance Units, or any combination thereof, are to be granted hereunder;

     c. to determine the number of Shares, if any, to be covered by each such award granted hereunder;

     d. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the Share price and any restriction or limitation, any vesting provisions, or any vesting acceleration or forfeiture waiver regarding any Option or other award and/or the Shares relating thereto, or the length of the period following termination of employment of any Participant during which any Option or SAR may be exercised (which, in the case of an Incentive Stock Option, shall be no longer than one year in the case of the termination of employment of a Participant by reason of death or Disability, or three months in the case of the termination of employment of a Participant for any reason other than death or Disability), based on such factors as the Board shall determine, in its sole discretion;

     e. to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(l); and

     f. to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an award under the Plan may be deferred either automatically or at the election of the Participant.

     The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); to amend the terms of any agreement relating to any award issued under the Plan, provided that the Participant consents to such amendment; and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award granted in the manner and to the extent it shall deem necessary to carry out the intent of the Plan.

     All decisions made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Plan or any award made under the Plan.

     SECTION 3. Shares Subject to the Plan.

     a. Shares Subject to the Plan. The Shares to be subject or related to awards under the Plan shall be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be the subject of awards under the Plan is 600,000, or such lesser amount as the Board shall determine, and the Company shall reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, awards for more than an aggregate of 150,000 Shares, or SARs with respect to such Shares, authorized for grant under the Plan.

     b. Effect of the Expiration or Termination of Awards. If and to the extent that an award made under the Plan expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with the expired, terminated, canceled or forfeited portion of the award shall again become available for award under the Plan.

     c. Other Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, Share distribution or dividend, Share split or combination, or other change in entity structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number, type and issuer of the securities reserved for issuance under the Plan, in the number and Option price of securities subject to outstanding Options granted under the Plan and in the number and price of securities subject to other awards made under the Plan, as may be determined to be appropriate by the Board in its sole discretion, provided that the number of securities subject to any award shall always be a whole number. The Board, in its sole discretion, shall make appropriate equitable anti-dilution adjustments to the number of then-outstanding SARs, and to the Fair Market Value upon which the value of such SARs is based.

     SECTION 4. Eligibility. Employees, Directors and Associates of the Company or its Subsidiaries are eligible to be granted awards under the Plan. Directors who are not employees of the Company or a Subsidiary are eligible to be granted awards under the Plan, but are not eligible to be granted Incentive Stock Options.

     SECTION 5. Options.  Options granted under the Plan may be of two types:
(i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Board may from time to time approve.

     The Board shall have the authority to grant any Participant eligible under
Section 4 Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without SARs). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate; provided, however, that the provisions of Option awards need to be the same with respect to each Participant:

     a. Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option shall be 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

     b. Option Term. The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

     c. Exercisability. Options shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

     d. Method of Exercise. Subject to the exercise provisions under Section 5(c) and the termination provisions set forth in Sections 5(f) through (i), Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the

Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of unrestricted Stock based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted.

     No Shares shall be issued upon exercise of an Option until full payment therefor has been made. A Participant shall not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 13(a) hereof.

     e. Non-transferability of Options. No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

     f. Termination by Reason of Death. Subject to Section 5(i), if a Participant's service with the Company or any Subsidiary terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or
(ii) if not specified by the Board, then one year from the date of death, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

     g. Termination by Reason of Disability. Subject to Section 5(i), if an Participant's service with the Company or any Subsidiary terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then one year from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

     h. Termination for Cause. If the Participant's employment is terminated for Cause, any Option held by such Participant shall immediately expire.

     i. Other Termination. Subject to Section 5(i), if a Participant's service with the Company or any Subsidiary terminates for any reason other than death or Disability, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Board may determine at or after the time of grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then ninety (90) days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

     j. Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Options to immediately become fully exercisable.

     k. Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary shall not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

     l. Cashless Exercise. The Company may, in the sole discretion of the Board, cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

     SECTION 6. Share Appreciation Rights.

     a. Grant. SARs may be granted alone ("Stand-Alone SARs") or in conjunction with all or part of any Option granted under the Plan ("Tandem SARs"). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option.

     b. Exercise.

          (i) Tandem SARs. A Tandem SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem SAR granted with respect to less than the full number of Shares covered by a related Option shall be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

          A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates shall be exercisable in accordance with the provisions of Section 5 and this Section
     6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem SARs have been exercised.

          Upon the exercise of a Tandem SAR, a Participant shall be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over (B) the aggregate exercise price of such Option (or such portion thereof).

          Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares issued under the Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time.

          A Tandem SAR may be exercised only if and when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

          (ii) Stand-Alone SARs. A Stand-Alone SAR may be exercised by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR shall have become vested and exercisable as of the date of exercise.

          Upon the exercise of a Stand-Alone SAR, a Participant shall be entitled to receive, in either cash and/or Shares, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR ) as of the date such SAR (or a portion of such SAR) was granted.

     c. Terms and Conditions. SARs shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board, in its sole discretion; provided, however, that the provisions of SAR awards need not be the same with respect to each Participant. Such terms and conditions include the following:

          (i) Non-Transferability. No SAR shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all SARs shall be exercisable, during the

     Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

          (ii) Term of SAR. The term of each SAR shall be fixed by the Board, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option, and provided further that the term of a Stand-Alone SAR shall be ten (10) years, unless another term is specified by the Board.

          (iii) Exercisability. SARs shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option. A Participant shall not have any rights as a shareholder with respect to any SAR.

          (iv) Termination of Employment. Unless otherwise specified in the terms of an award, SARs shall be subject to the terms of Sections 5(f)-(i) with respect to exercise upon termination of employment.

          (v) Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding SARs to immediately become fully exercisable.

     SECTION 7. Restricted Stock.

     a. Administration. Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

     The Board may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion, at the time of the award.

     The provisions of Restricted Stock awards need not be the same with respect to each Participant.

     b. Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for Restricted Stock may be zero.

     Each Participant receiving a Restricted Stock award shall be issued a share certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the ImageMax, Inc. 1997 Incentive Plan and an Agreement entered into between the registered owner and ImageMax, Inc. Copies of such Plan and Agreement are on file in the principal offices of ImageMax, Inc. and will be made available to any Shareholder without charge upon request to the Secretary of the Company."

     The Board shall require that the share certificates evidencing Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered to the Company a share power, endorsed in blank, relating to the Shares covered by such award.

     c. Restrictions and Conditions. The Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) During a period set by the Board commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Board may determine, in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), once the Participant has been issued a certificate or certificates for Restricted Stock, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3 of the Plan.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's service with the Company for reasons other than death or Disability during the Restriction Period, all Restricted Stock still subject to restriction shall be forfeited by the Participant. Subject to the provisions of the Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Board shall deem appropriate in its sole discretion. Upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such Disability commenced (as determined by the Board in its sole discretion), and a share certificate or share certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be delivered by the Company to the Participant or the Participant's estate, as the case may be, in exchange for the share certificate or share certificates that contain such restrictive legend.

          (iv) In the event of hardship or other special circumstances of a Participant whose service with the Company is involuntarily terminated (other than for Cause), the Board may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock, based on such factors as the Board may deem appropriate.

          (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such Shares, without bearing the restrictive legend described in Section 7(b), shall be promptly delivered by the Company to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

          (vi) In the event of a Change of Control, the Board, in its sole discretion, may cause all Restricted Stock remaining subject to forfeiture to immediately cease to be subject to forfeiture and a share certificate or shares certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be issued by the Company and delivered to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

     SECTION 8. Long-Term Performance Awards.

     a. Awards and Administration. Long-Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. Prior to award of a Long-Term Performance Award, the Board shall determine the nature, length and starting date of the performance period (the "performance period") for each Long-Term Performance Award. Performance periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different performance periods and/or different performance factors and criteria. Prior to award of a Long-Term Performance Award, the Board shall determine the performance objectives to be used in awarding Long-Term Performance Awards and determine the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from Participant to

Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Board may deem appropriate, including, but not limited to, earnings per Share or return on equity.

     At the beginning of each performance period, the Board shall determine for each Long-Term Performance Award subject to such performance period the range of dollar values or number of Shares to be awarded to the Participant at the end of the performance period if and to the extent that the relevant measure(s) of performance for such Long-Term Performance Award is (are) met. Such dollar values or number of Shares may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Board, in its sole discretion.

     b. Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Board may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected, to the extent deemed appropriate by the Board, in its sole discretion, to avoid unintended windfalls or hardship.

     c. Termination of Service. Unless otherwise provided in the applicable award agreements, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable performance period:

          (i) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such performance period ending on the date of termination and the performance of the applicable business unit(s) for the entire performance period, and

          (ii) pro-rated, where deemed appropriate by the Board, for the portion of the performance period during which the Participant was employed by or served on the Board of the Company, all as determined by the Board, in its sole discretion.

     However, the Board may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Board deems appropriate, in its sole discretion.

     Except as otherwise determined by the Board, if a Participant terminates service with the Company during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Awards subject to such performance period, unless the Board shall otherwise determine, in its sole discretion.

     In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to a Long-Term Performance Award to immediately terminate and a share certificate or share certificates representing Shares subject to such award, or cash, as the case may be, to be issued and/or delivered to the Participant.

     d. Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis, together with such interest or earnings equivalent as may be determined by the Board, in its sole discretion. Payment shall be made in the form of cash or whole Shares, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period, all as the Board shall determine at or after grant. If and to the extent a Long-Term Performance Award is payable in Shares and the full amount of such value is not paid in Shares, then the Shares representing the portion of the value of the Long-Term Performance Award not paid in Shares shall again become available for award under the Plan, subject to Section 3(b). A Participant whose Long-Term Performance Award is payable in Shares or Restricted Stock shall not have any rights as a shareholder until such share certificate or share certificates have been issued to such Participant, and, if requested, the Participant has given the representation described in Section 13(a) hereof. Prior to any payment, the Board shall certify that all of the performance goals or other material terms of the award have been met.

     SECTION 9. Performance Shares.

     a. Awards and Administration. The Board shall determine the persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the award in addition to those set forth below.

     The Board may condition the receipt of Shares pursuant to a Performance Share award upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

     The provisions of Performance Share awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

     b. Terms and Conditions.  Performance Shares awarded pursuant to this
Section 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

          (i) Conditions. The Board, in its sole discretion, shall specify the performance period during which, and the conditions under which, the receipt of Shares covered by the Performance Share award will be deferred.

          (ii) Share Certificate. At the expiration of the performance period, if the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied, a share certificate or share certificates evidencing the number of Shares covered by the Performance Share award shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Shares, or to have the rights of a holder of Shares, with respect to the Performance Shares unless and until a share certificate or share certificates evidencing such Shares are issued to such Participant.

          (iii) Death, Disability or Retirement. Subject to the provisions of the Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied. In such event, a share certificate or share certificates evidencing such Shares shall be issued and delivered to the Participant or the Participant's estate, as the case may be.

          (iv) Termination of Service. Unless otherwise determined by the Board at the time of grant, the Performance Shares will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

          (v) Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to the Performance Shares to immediately terminate and a share certificate or share certificates evidencing Shares subject to the Share award to be issued and delivered to the Participant.

     SECTION 10. Performance Units.

     a. Awards and Administration. The Board shall determine the persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the award in addition to those set forth below.

     A Performance Unit shall have a dollar value, which shall be set from time to time by the Board.

     The Board may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

     The provisions of Performance Unit awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

     b. Terms and Conditions.  Performance Units awarded pursuant to this
Section 10 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

          (i) Conditions. The Board, in its sole discretion, shall specify the performance period during which, and the conditions under which, the Participant's right to Performance Units will be vested.

          (ii) Vesting. At the expiration of the performance period, the Board, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

          (iii) Death, Disability or Retirement. Subject to the provisions of this Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or the Participant's estate) shall be entitled to receive, at the expiration of the performance period, a cash distribution equal to the value of a percentage of Performance Units that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Unit agreement have been satisfied, and payment thereof shall be made to the Participant or the Participant's estate, as the case may be.

          (iv) Termination of Service. Unless otherwise determined by the Board at the time of grant, the Performance Units will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

          (v) Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to Performance Units to immediately terminate and cash representing the full amount of such award to be paid to the Participant.

     SECTION 11. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant with respect to an Option, SAR, Restricted Stock, Long-Term Performance Award, Performance Share or Performance Unit which has been granted under the Plan, without the Participant's consent, or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), would:

     a. except as expressly provided in the Plan, increase the total number of Shares reserved for the purposes of the Plan;

     b. change the persons or class of persons eligible to participate in the Plan; or

     c. extend the maximum Option term under Section 5(b) of the Plan.

     The Board may substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

     SECTION 12. Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to awards hereunder.

     SECTION 13. General Provisions.

     a. The Board may require each person acquiring Shares or a Share-based award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares or Share-based award for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate to ensure compliance with applicable Federal and state securities laws. The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

     All certificates for Shares or other securities delivered under the Plan shall be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     b. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     c. The adoption of the Plan shall not confer upon any employee of the Company or a Subsidiary any right to continued employment with the Company or such Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate the employment of any of its employees at any time.

     d. No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     e. At the time of grant of an award under the Plan, the Board may provide that the Shares received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any Shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Shares, subject to such other terms and conditions as the Board may specify at the time of grant.

     f. The reinvestment of distributions or dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any distribution or dividend payment shall only be permissible if sufficient Shares are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Options and other Plan awards).

     g. The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     h. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     SECTION 14. Effective Date of Plan. This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall not be an Incentive Stock Option Plan if it is not approved, within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company's outstanding voting shares is present, either in person or by proxy. The Board may make awards hereunder prior to approval of the Plan; provided, however, that any and all Incentive Stock Options so awarded automatically shall be converted into Non-Qualified Stock Options if the Plan is not approved by shareholders within 365 days of its adoption.

     SECTION 15. Term of Plan. No Option, SAR, Restricted Stock, Long-Term Performance Award, Performance Share or Performance Unit shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of shareholder approval of the Plan, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

                                 IMAGEMAX, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, revoking all previous proxies, hereby appoints Andrew R. Bacas and Mark P. Glassman, or any of them acting individually, as the proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the annual meeting, all shares which the undersigned would be entitled to vote at our annual meeting to be held at 10:00 A.M., Eastern Daylight time, December 8, 1999 at The Lee Park Building, Main Auditorium, 1100 East Hector Street, Conshohocken, Pennsylvania 19428, and at any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

/ / FOR all nominees listed below              / / WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:     For a three-year term expiring at the 2002 Annual Meeting of Shareholders:
              Andrew R. Bacas and Lewis E. Hatch, Jr.
(INSTRUCTION: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

--------------------------------------------------------------------------------
2. RATIFICATION OF 1997 INCENTIVE PLAN:

        / / FOR                  / / AGAINST                  / / ABSTAIN

--------------------------------------------------------------------------------
3. RATIFICATION OF AMENDMENT OF 1997 INCENTIVE PLAN:

        / / FOR                  / / AGAINST                  / / ABSTAIN

  (Please date and sign your Proxy on the reverse side and return it promptly)

    This proxy is solicited on behalf of the board of directors. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF, "FOR" THE PROPOSAL TO RATIFY 1997 INCENTIVE PLAN AND "FOR" THE PROPOSAL TO RATIFY THE AMENDMENT OF 1997 INCENTIVE PLAN. This proxy also delegates discretionary authority with respect to any other business which may properly come before the annual meeting or any adjournment or postponement thereof.

    The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement.

                                             Date: ______________________ , 1999

                                             ___________________________________
                                                  Signature of Shareholder

                                             ___________________________________
                                                  Signature of Shareholder

                                             NOTE: PLEASE SIGN THIS PROXY
                                             EXACTLY AS NAME(S) APPEAR ON YOUR
                                             STOCK CERTIFICATE. WHEN SIGNING AS
                                             ATTORNEY-IN-FACT, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                             PLEASE ADD YOUR TITLE AS SUCH, AND
                                             IF SIGNER IS A CORPORATION, PLEASE
                                             SIGN WITH FULL CORPORATE NAME BY A
                                             DULY AUTHORIZED OFFICER OR OFFICERS
                                             AND AFFIX THE CORPORATE SEAL. WHERE
                                             STOCK IS ISSUED IN THE NAME OF TWO
                                             (2) OR MORE PERSONS, ALL SUCH
                                             PERSONS SHOULD SIGN.